                                                                  EXHIBIT (a)(2)

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. The Dealer Manager, the Information Agent, the Depositary (see the back page of this document for addresses and telephone numbers) or your broker or other financial advisor can assist you in completing this Letter of Transmittal.

                              2022841 ONTARIO INC.

                             LETTER OF TRANSMITTAL
                                   TO TENDER
                                 COMMON SHARES
                                       OF
                                  EMCO LIMITED

         TO BE DEPOSITED PURSUANT TO THE OFFER DATED FEBRUARY 28, 2003

            THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 8:00 PM (EST),
                                ON MONDAY, APRIL 7, 2003, UNLESS THE
                                 OFFER IS EXTENDED OR WITHDRAWN.

                        The Depositary for the Offer is:
                     Computershare Trust Company of Canada

                   By Mail:                        By Hand, Overnight Courier, Certified or
                                                            Express Mail Delivery:
     Computershare Trust Company of Canada           Computershare Trust Company of Canada
                 P.O. Box 7021                               100 University Avenue
             31 Adelaide St. East                                  9th Floor
           Toronto, Ontario M5C 3H2                        Toronto, Ontario M5J 2Y1
         Attention: Corporate Actions                    Attention: Corporate Actions

                    E-mail: caregistryinfo@computershare.com

                         Call Toll Free: 1-800-564-6253

               Facsimile Transmission for Eligible Institutions:
                                 (416) 981-9663

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 OR W-8BEN, AS APPLICABLE, SET FORTH BELOW.

    PLEASE CAREFULLY READ THE INSTRUCTIONS SET OUT BELOW BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.
                         DESCRIPTION OF SHARES TENDERED

---------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                 Common Shares Tendered
                                                                                                   (see item 6 of the
                                                                 Number of Common Shares              instructions
 Name(s) in which Registered     Certificate Number(s) (1)    Represented by Certificate (1)    for partial tenders) (2)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                    Total
---------------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by shareholders delivering Common Shares by book-entry transfer (book-entry shareholders).
 (2) Unless otherwise indicated, all Common Shares represented by certificates delivered to the Depositary will be deemed to have
     been tendered.
                             IF CERTIFICATES HAVE BEEN LOST OR MUTILATED, SEE INSTRUCTION 10.
---------------------------------------------------------------------------------------------------------------------------

    (If this space is insufficient, please attach a list in the above form)
                    (see items 1 and 9 of the instructions)

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY

     TO: 2022841 ONTARIO INC.

        -and-

     TO: COMPUTERSHARE TRUST COMPANY OF CANADA (the "DEPOSITARY") at its offices set out herein.

     This Letter of Transmittal, properly completed and duly executed, or a manually executed facsimile hereof, together with all other required documents, must accompany certificates ("SHARE CERTIFICATES") representing common shares (the "COMMON SHARES") of Emco Limited ("EMCO") deposited pursuant to the Offer, dated February 28, 2003 (the "OFFER DOCUMENT"), made by 2022841 Ontario Inc. (the "OFFEROR"), a wholly-owned subsidiary of Blackfriars Corp., to purchase all of the outstanding Common Shares at a purchase price of CDN $16.60 per Common Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth herein and in the Offer to Purchase (as defined below). The Offer Document and the take-over bid Circular dated February 28, 2003 (the "CIRCULAR"), accompanying the Offer Document, are referred to herein as the "OFFER TO PURCHASE", and the Offer to Purchase, together with this Letter of Transmittal, as each may be amended or supplemented, together constitute the "OFFER". Capitalized terms used, but not defined, in this Letter of Transmittal and which are defined in the Offer to Purchase shall have the same meanings herein as given to them in the Offer to Purchase. The terms and conditions of the Offer to Purchase are incorporated by reference in this Letter of Transmittal.

     The Offer will be open for acceptance until 8:00 p.m. (EST) on Monday, April 7, 2003 unless the Offer Period (as defined in the Offer) is extended or the Offer is withdrawn.

     This Letter of Transmittal is to be used if Shares Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Common Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (pursuant to the procedures set forth in Section 3 of the Offer Document).

     Holders of Common Shares who wish to tender such Common Shares but whose Share Certificates are not immediately available, who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiry Time (as defined in the Offer Document), must tender their Common Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer Document. See Instruction 2 herein.

                                TENDER OF SHARES

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   Account Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

     The undersigned:

     (a)   acknowledges receipt of the Offer Document and Circular;

     (b) tenders the above-described Common Shares (the "DEPOSITED SHARES") pursuant to the Offer, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for and in respect of the Deposited Shares and (unless tender is to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer Document) delivers to you the enclosed Share Certificate(s) representing the Deposited Shares and, on and subject to the terms and conditions of the Offer, deposits and sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited Shares, including any and all dividends, distributions, payments, securities, rights, warrants or other interests accrued, declared, issued, transferred, made or distributed on or in respect of the Deposited Shares on or after February 20, 2003 (collectively, the "OTHER PROPERTY"). If, notwithstanding such assignment, any distributions or Other Property are received by or made payable to or to the order of the undersigned, then:

        (i) in the case of any such cash dividend, distribution or payment, the amount of the dividends, distributions or payments shall be received and held by the undersigned depositing Shareholder for the account of the Offeror until the Offeror pays for such Common Shares, and to the extent that such dividends, distributions or payments do not exceed the purchase price per Common Share payable in cash by the Offeror pursuant to the Offer, the purchase price per Common Share payable by the Offeror pursuant to the Offer in cash will be reduced by the amount of any such dividend, distribution or payment; and

        (ii) in the case of any such cash dividend, distribution or payment that exceeds the purchase price per Common Share payable in cash by the Offeror pursuant to the Offer, or in the case of any non-cash dividend, distribution, payment, right or interest, the whole of any such dividend, distribution, payment, right or other interest, will be received and held by the undersigned depositing Shareholder for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing Shareholder to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as the owner of any such dividend, distribution, payment, right or other interest and may withhold the entire purchase price payable by the Offeror pursuant to the Offer or deduct from the consideration payable by the Offeror pursuant to the Offer the amount or value thereof, as determined by the Offeror in its sole discretion;

     (c) acknowledges and agrees that the execution of this Letter of Transmittal irrevocably appoints the Offeror, and any other person designated by the Offeror in writing, as the true and lawful agent, attorney and attorney-in-fact of the Shareholder delivering this Letter of Transmittal with respect to the Deposited Shares and Other Property;

     (d) acknowledges and agrees that this power of attorney is granted irrevocably upon execution of this Letter of Transmittal and shall in all cases be effective on and after the time that the Offeror accepts for payment, takes up and pays for the Deposited Shares (the "EFFECTIVE TIME"), with full power of substitution, in the name of and on behalf of such holder (such power of attorney being deemed to be an irrevocable power coupled with an interest) (i) to transfer ownership of the Common Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidence of transfer and authenticity, to, or upon the order of, the Offeror, (ii) to register or record the transfer or cancellation of Deposited Shares and Other Property on the appropriate registers, (iii) to vote, execute and deliver any instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offeror in respect of any Deposited Shares and Other Property, revoke any such instrument, authorization or consent given prior to or after the Effective Time, and/or designate in any such instruments of proxy any person(s) as the proxy or the proxy nominee(s) of the Shareholder in respect of such Deposited Shares and Other Property for all purposes, (iv) to execute, endorse and negotiate any cheques or other instruments respecting any distribution payable to the Shareholder in respect of such Deposited Shares and Other Property, and (v) to exercise any other rights of the undersigned with respect to such Deposited Shares and Other Property;

     (e) agrees upon the execution of this Letter of Transmittal, effective from and after the Effective Time (i) not to vote any of the Deposited Shares or Other Property at any meeting of holders of those securities, (ii) not to exercise any other rights or privileges attached to the Deposited Shares or Other Property, and (iii) to deliver to the Offeror any and all instruments of proxy, authorizations or consents received in respect of the Deposited Shares or Other Property;

     (f) acknowledges that upon such appointment, all prior proxies given by the holder of such Deposited Shares or Other Property with respect thereto shall be revoked and no subsequent proxies may be given by such holder with respect thereto;

     (g) agrees to execute, upon request, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Deposited Shares and Other Property to the Offeror and acknowledges that all authority herein conferred or agreed to be conferred shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the holder of such Deposited Shares or Other Property and all obligations of the holder herein or therein shall be binding upon the heirs, personal representatives, successors and assigns of the holder, as the case may be;

     (h) agrees that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Common Shares deposited pursuant to the Offer and of any notice of withdrawal shall be determined by the Offeror in its sole discretion and that such determination shall be final and binding and acknowledges that there is no duty or obligation upon the Offeror, the Depositary or any other person to give notice of any defect or irregularity in any deposit or notice of withdrawal and no liability will be incurred by any of them for failure to give any such notice;

     (i) represents and warrants that (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Deposited Shares being deposited (and any Other Property), (ii) the undersigned or the person on whose behalf the Deposited Shares (and Other Property) are being deposited owns (including, without limitation, within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) the Deposited Shares which are being deposited (and any Other Property) free and clear of all liens, restrictions, charges, encumbrances, claims, equities and rights of others, (iii) the deposit of such Deposited Shares complies with applicable securities laws (including with Rule 14e-4 under the Exchange Act) and (iv) when such Deposited Shares are taken up and paid for by the Offeror, the Offeror will acquire good, marketable and unencumbered title thereto (and to any Other Property) free and clear of all liens, restrictions, charges, encumbrances, claims, equities, and rights of others. The acceptance of the Offer pursuant to the procedures set forth above shall constitute an agreement between the depositing Shareholder and the Offeror in accordance with the terms and conditions of the Offer; and

     (j) directs the Offeror and the Depositary, upon the Offeror accepting for purchase and taking up the Deposited Shares, to (i) issue or cause to be issued a cheque or cheques in the full amount to which the undersigned is entitled in respect of the Deposited Shares pursuant to the Offer, in the name indicated below, and to send such cheque or cheques as the case may be to the address, or hold the same for pickup, as indicated below and (ii) return any certificates for Deposited Shares not purchased to the address indicated below (and if no name, address or delivery instructions are indicated to the undersigned at the address of the undersigned as it appears on the applicable securities register of Emco).

     By reason of the use of the undersigned of an English language form of Letter of Transmittal, the undersigned, the Offeror, and the Depositary shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une lettre d'envoi en langue anglaise par le soussignee, le soussignee et les destinataires sont presumees avoir requis que tout contrat attestee par l'offre et son acceptation par cette lettre d'envoi, de meme que tous les documents qui s'y rapportent, soient redigees exclusivement en langue anglaise.

                            Signature guaranteed by:
                (if required under item 4 of the instructions):

             ------------------------------------------------------
                       Authorized Signature of Guarantor

             ------------------------------------------------------
                               Name of Guarantor
                             (please print or type)

             ------------------------------------------------------
                              Address of Guarantor
                             (please print or type)

             ------------------------------------------------------
                         Telephone Number of Guarantor
                             (please print or type)

                            DATED:           , 2003.

             ------------------------------------------------------
             Signature of Shareholder or Authorized Representative
                    (see items 3 and 5 of the instructions)

             ------------------------------------------------------
             Telephone Number of Shareholder (please print or type)

             ------------------------------------------------------
                        Facsimile Number of Shareholder
                             (please print or type)

             ------------------------------------------------------
                            Social Insurance Number
                     (or Taxpayer Identification Number or
                   Social Security Number of U.S. residents)
                             (please print or type)

             ------------------------------------------------------
                              Name of Shareholder
                             (please print or type)

             ------------------------------------------------------
                       Name of Authorized Representative,
                      if applicable (please print or type)


--------------------------------------------------------       --------------------------------------------------------
 BLOCK A                                                        BLOCK B
 (see items 3 and 4 of the instructions)                        (see item 4 of the instructions)
 ISSUE CHEQUE(S) IN THE NAME OF:                                SEND CHEQUE(S) (UNLESS BOX C IS CHECKED) TO:
 (please print or type)                                         (please print or type)
                                                                [ ] Same address as Block A or to:
--------------------------------------------------------       --------------------------------------------------------
 (Name)                                                         (Name)
--------------------------------------------------------       --------------------------------------------------------
 (Street Address and Number)
--------------------------------------------------------       --------------------------------------------------------
 (City and Province or State)                                   (Street Address and Number)
--------------------------------------------------------       --------------------------------------------------------
 (Country and Postal or Zip Code)
--------------------------------------------------------       --------------------------------------------------------
 (Telephone -- Business Hours)                                  (City and Province or State)
--------------------------------------------------------       --------------------------------------------------------
 (Social Insurance, Taxpayer Identification,                    (Country and Postal or Zip Code)
 or Social Security No.)                                       --------------------------------------------------------
--------------------------------------------------------

--------------------------------------------------------------------------------
                                    BLOCK C
 [ ] HOLD CHEQUE(S) FOR PICK-UP AGAINST COUNTER RECEIPT AT THE TORONTO OFFICE
     OF
    THE DEPOSITARY.
--------------------------------------------------------------------------------

                                    BLOCK D
               DEPOSITS PURSUANT TO NOTICE OF GUARANTEED DELIVERY
                        (see item 2 of the instructions)
[ ] CHECK HERE IF COMMON SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING: (please print or type)
Name(s) of Registered Holder(s):
-------------------------------------------------------------------------------

Window Ticket Number (if any):
-------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
Name of Institution which Guaranteed Delivery:
----------------------------------------------------------------

        INVESTMENT DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER:
                        (see item 7 of the instructions)
                             (please print or type)


-----------------------------------------------------       -----------------------------------------------------
                       (Firm)                               (Telephone Number)                          (Fax
                                                            Number)

-----------------------------------------------------       -----------------------------------------------------
             (Registered Representative)                    (Address)

[ ] CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED.

[ ] CHECK HERE IF DISKETTE TO FOLLOW.

-------------------------------------------------------------------------------------------------------------
                                                   BLOCK E
                             PAYER'S NAME: COMPUTERSHARE TRUST COMPANY OF CANADA
-------------------------------------------------------------------------------------------------------------
                       PART 1 -- PLEASE PROVIDE YOUR TIN IN THE    Name: ------------------------------------
                       BOX AT RIGHT AND CERTIFY BY SIGNING AND     Social Security Number or
                       DATING BELOW.                               Employer Identification Number:
                                                                   --------------
                                                                   Awaiting TIN [ ]
                       --------------------------------------------------------------------------------------
     SUBSTITUTE        PART 2 -- CERTIFICATION -- Under the penalties of perjury, I certify that:
      FORM W-9
                       (1) The number shown on this form is my correct Taxpayer Identification Number (or I
  DEPARTMENT OF THE        am waiting for a number to be issued to me),
  TREASURY INTERNAL    (2) I am not subject to backup withholding because (a) I am exempt from backup
   REVENUE SERVICE         withholding, or (b) I have not been notified by the Internal Revenue Service (the
                           "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                       (3) I am a U.S. person (including a U.S. resident alien).
                       --------------------------------------------------------------------------------------

 Payer's Request for    CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been
      Taxpayer          notified by the IRS that you are currently subject to backup withholding because of
   Identification       under-reporting interest or dividends on your tax return. However, if after being
    Number (TIN)        notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do
   (UNITED STATES       not cross out such item (2).
 SHAREHOLDERS ONLY)    --------------------------------------------------------------------------------------
                        The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
                        Sign Here
                        SIGNATURE --------------------------------------------------------------------------
                        DATE---------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld.

Signature -----------------------     Date --------------------, 2003

                                    BLOCK F
--------------------------------------------------------------------------------

      TO BE COMPLETED ONLY BY EMCO SHAREHOLDERS THAT ARE NON-U.S. HOLDERS.
    NOTE:  PLEASE REVIEW CAREFULLY INSTRUCTION 9 BELOW BEFORE COMPLETING THE
                             FOLLOWING INFORMATION.
--------------------------------------------------------------------------------

SUBSTITUTE                     CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER
                                       FOR UNITED STATES TAX WITHHOLDING
FORM W8BEN
--------------------------------------------------------------------------------------

 PART I   IDENTIFICATION OF BENEFICIAL OWNER (See instructions)
--------------------------------------------------------------------------------

  1  Name of individual or organization that is the beneficial       2  Country of incorporation or organization
     owner

-------------------------------------------------------------------------------------------------------------------

  3  Type of beneficial owner:   [ ] Individual             [ ] Corporation       [ ] Disregarded       [ ] Partnership
                                                                                      entity
     [ ] Grantor trust           [ ] Complex trust          [ ] Estate            [ ] Government        [ ] International
                                                                                                            organization
     [ ] Central bank of issue   [ ] Tax-exempt             [ ] Private
                                     organization               foundation

  3  [ ] Simple
         trust

-------------------------------------------------------------------------------------------------------------------
  4  Permanent residence address (street, apt. or suite no., or rural route). DO NOT USE A P.O. BOX OR IN-CARE-OF
     ADDRESS. (See Instructions)

-------------------------------------------------------------------------------------------------------------------
     City or town, state or province. Include postal code where      Country (do not abbreviate)
     appropriate.

-------------------------------------------------------------------------------------------------------------------
  5  Mailing address (if different from above)

-------------------------------------------------------------------------------------------------------------------
     City or town, state or province. Include postal code where      Country (do not abbreviate)
     appropriate.

-------------------------------------------------------------------------------------------------------------------
  6  U.S. taxpayer identification number (optional -- See Instructions)
                                         [ ] SSN or ITIN  [ ] EIN
-------------------------------------------------------------------------------------------------------------------

 PART II   CLAIM OF TAX TREATY BENEFITS (IF APPLICABLE)
--------------------------------------------------------------------------------

  7  I certify that (check all that apply):
     a [ ] The beneficial owner is a resident of ------ within the meaning of the income tax treaty between the United States and that country.
     b [ ] If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
     c [ ] The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits
              (see instructions).
     d [ ] The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status
              (see instructions).

--------------------------------------------------------------------------------
 PART III   CERTIFICATION
--------------------------------------------------------------------------------
 Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

  -- I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

  --  The beneficial owner is not a U.S. person,

  -- The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, and

  -- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person.

 Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

 The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to establish your status as a non-U.S. person and, if applicable, obtain a reduced rate of withholding.

                       ----------------------------------------------------------------                       ---------------
SIGN HERE              Signature of beneficial owner (or individual authorized to sign for beneficial owner)  Date (MM-DD-YYYY)

                       -------------------
SIGN HERE              Capacity in which acting

                             INSTRUCTIONS AND RULES

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.   USE OF LETTER OF TRANSMITTAL
     (a) This Letter of Transmittal (or a manually signed facsimile thereof) properly completed and signed, together with accompanying Share Certificates representing the Deposited Shares (or, if tender is made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer Document, a timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of the Deposited Shares into the Depositary's account at the Book-Entry Transfer Facility) and all other documents required by the terms of the Offer to Purchase and this Letter of Transmittal must be received by the Depositary at any of the offices of the Depositary specified on the front page of this document at or prior to 8:00 p.m. (EST) on Monday, April 7, 2003 unless the Offer is extended or withdrawn or unless the procedures for guaranteed delivery set out in paragraph 2 below are employed.
     (b) The method used to deliver this Letter of Transmittal and any accompanying certificates representing Common Shares and all other required documents is at the option and risk of the person depositing same, and delivery will be deemed effective only when such documents are actually received. THE OFFEROR RECOMMENDS THAT THE NECESSARY DOCUMENTATION BE HAND DELIVERED TO THE DEPOSITARY AT ANY OF THEIR OFFICES SPECIFIED ON THE FRONT PAGE OF THIS DOCUMENT, AND A RECEIPT OBTAINED; OTHERWISE, THE USE OF REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.
     SHAREHOLDERS WHOSE COMMON SHARES ARE REGISTERED IN THE NAME OF A BROKER, INVESTMENT DEALER, BANK, TRUST COMPANY OR OTHER NOMINEE MUST CONTACT THEIR NOMINEE HOLDER TO ARRANGE FOR THE DEPOSIT OF THOSE COMMON SHARES.

2.   PROCEDURES FOR GUARANTEED DELIVERY
     If a Shareholder wishes to deposit Common Shares pursuant to the Offer and
(i) the holder's Share Certificate(s) are not immediately available, (ii) the Shareholder cannot deliver the Share Certificate(s) and all other required documents to the Depositary, or (iii) the Shareholder cannot complete the procedure for delivery by book-entry transfer, in each case, at or prior to the Expiry Time, such Common Shares may nevertheless be deposited pursuant to the Offer provided that all of the following conditions are met:
     (a) such a deposit is made by or through an Eligible Institution (as defined below);
     (b) a properly completed and duly executed Notice of Guaranteed Delivery (printed on green paper) in the form accompanying the Letter of Transmittal or a manually signed facsimile thereof, is received by the Depositary at its Toronto, Ontario, Canada office as set forth in the Notice of Guaranteed Delivery (by hand, courier, facsimile transmission or mail) together with a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery, before the Expiry Time; and
     (c) the certificate(s) representing the Deposited Shares in proper form for transfer (or a Book-Entry Confirmation), in each case together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof (or an Agent's Message, in the case of book-entry transfer), and all other documents required by this Letter of Transmittal, are received by the Depositary at its Toronto, Ontario, Canada office as set forth in the Letter of Transmittal before 8:00 p.m. (EST) on the third trading day on the Toronto Stock Exchange after the Expiry Date.
     THE NOTICE OF GUARANTEED DELIVERY MAY BE DELIVERED BY HAND OR COURIER, TRANSMITTED BY FACSIMILE TRANSMISSION OR DELIVERED BY MAIL TO THE DEPOSITARY AT ITS OFFICE IN TORONTO SPECIFIED IN THE NOTICE OF GUARANTEED DELIVERY NOT LATER THAN THE EXPIRY TIME (AS DEFINED IN THE OFFER DOCUMENT) AND MUST INCLUDE A GUARANTEE TO DELIVER BY AN ELIGIBLE INSTITUTION IN THE FORM SET FORTH IN THE NOTICE OF GUARANTEED DELIVERY. Delivery to any office or transmission other than to the specified office or facsimile number does not constitute delivery for this purpose.
     An "ELIGIBLE INSTITUTION" means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program
(SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP), or any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 of the Exchange Act (each, an "Eligible Institution" and collectively the "Eligible Institutions"). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.

3.   SIGNATURES
     This Letter of Transmittal must be completed and signed by the register holder of Common Shares (including any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of Common Shares) accepting the Offer or by such holder's duly authorized representative (in accordance with item 5 below).
     (a) If this Letter of Transmittal is signed by the registered owner(s) of the accompanying Share Certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such Share Certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted Share Certificate(s) are owned of record by two or more joint owners, both or all such owners must sign the Letter of Transmittal;
     (b) If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying Share Certificate(s), or if a cheque is to be issued to a person other than the registered owner(s):
        (i) such deposited Share Certificate(s) must be endorsed or be accompanied by an appropriate share transfer power(s) of attorney, duly and properly completed by the registered owner(s); and
        (ii)   the signature(s) on such endorsement or share transfer power(s)
               of attorney must correspond exactly to the name(s) of the
               registered owner(s) as registered or as appearing on the Share Certificate(s) and must be guaranteed as noted in item 4 below.

4.   GUARANTEE OF SIGNATURES
     If this Letter of Transmittal is signed by a person other than the registered owner(s) (which term, for purposes of these Instructions, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Common Shares) of the Deposited Shares or if Deposited Shares not purchased are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of Emco or if the payment is to be issued in the name of a person other than the registered owner(s) of the Deposited Shares as shown on the registers of Emco, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

5.   FIDUCIARIES, REPRESENTATIONS AND AUTHORIZATIONS
     Where this Letter of Transmittal is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other person acting in a representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Either of the Offeror or the Depositary, at its discretion, may require additional evidence of authority or additional documentation.

6. PARTIAL TENDERS (Not applicable to stockholders who tender by book-entry transfer.)
     Unless tenders are to be made pursuant to the procedure for tender by book-entry transfer, if less than the total number of Common Shares evidenced by any Share Certificate submitted is to be deposited, fill in the number of Common Shares to be deposited in the appropriate space on the front page of this Letter of Transmittal. In such case, new Share Certificate(s) for the number of Common Shares not deposited will be sent to the registered holder as soon as practicable after the Expiry Time (and provided such deposited Common Shares are accepted for purchase, taken-up and paid for by the Offeror). The total number of Common Shares evidenced by all Share Certificates delivered will be deemed to have been deposited unless otherwise indicated on the front page of this Letter of Transmittal.

7.   SOLICITATION
     Identify the investment dealer or broker, if any, who solicited acceptance of the Offer by completing the appropriate box on the Letter of Acceptance and Transmittal. If this deposit represents more than one beneficial holder, all beneficial holder information must be provided on a list that must accompany the deposit or on a diskette that must be forwarded to the place of deposit.

8.   STOCK TRANSFER TAXES.
     Except as otherwise provided in this Instruction 8, the Offeror will pay all stock transfer taxes with respect to the transfer and sale of any Common Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificate(s) for Common Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Common Shares purchased unless evidence satisfactory to the Offeror of the payment of such taxes, or exemption therefrom, is submitted.

9.   MISCELLANEOUS
     (a) If the space on this Letter of Transmittal is insufficient to list all Share Certificates for Deposited Shares, additional certificate numbers and the number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

     (b) If Deposited Shares are registered in different forms of the same name (e.g. "John Doe" and "J. Doe"), a separate Letter of Transmittal should be signed for each different registration.
     (c) THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
     (d) No alternative, conditional or contingent deposits will be accepted. All depositing Shareholders waive any right to receive any notice of acceptance of Deposited Shares for payment by execution of this Letter of Transmittal (or a facsimile thereof).
     (e) The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein and the holder of the Common Shares covered by this Letter of Transmittal hereby unconditionally and irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario and the courts of appeal therefrom.
     (f) Additional copies of the Offer Document, the Circular, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained on request and without charge from the Depositary at any of its offices at the addresses listed on the front page of this document.

10. LOST CERTIFICATES
     If a Share Certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will respond with the replacement requirements which must be properly completed and submitted in good order to the Depositary on or prior to the Expiry Time.

11. SUBSTITUTE FORM W-9
     Each United States Shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided in Block E, and to certify whether such Shareholder is subject to backup withholding of United States federal income tax. If a United States Shareholder has been notified by the Internal Revenue Service that such Shareholder is subject to backup withholding, such Shareholder must cross out item 2 of the Substitute Form W-9, unless such Shareholder has since been notified by the Internal Revenue Service that such Shareholder is no longer subject to backup withholding. Failure to provide the information and certifications on the Substitute Form W-9 may subject a United States Shareholder to a US$50.00 penalty imposed by the Internal Revenue Service and 30% United States federal income tax withholding on the payment of the purchase price of all Common Shares purchased from such Shareholder. If a United States Shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Shareholder should check the box in Part 1 of the Substitute Form W-9 and complete the attached Certificate of Awaiting Taxpayer Identification Number. In such case, the Depositary will withhold 30% of all payments of the purchase price to such Shareholder made prior to the time a properly certified TIN is provided to the Depositary and, if the Depositary is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. A United States Shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Common Shares. If the Common Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.
     IN ORDER FOR A NON-UNITED STATES SHAREHOLDER TO PREVENT BACKUP WITHHOLDING, SUCH PERSON MUST COMPLETE THE FORM W-8BEN ("CERTIFICATE OF FOREIGN STATUS") SET FORTH ABOVE IN BLOCK F, TO BE SIGNED UNDER PENALTIES OF PERJURY, ATTESTING TO SUCH PERSON'S EXEMPT STATUS.

     MANUALLY SIGNED FACSIMILE COPIES OF THIS LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH EMCO SHAREHOLDER OR SUCH SHAREHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE COVER PAGE OF THIS LETTER OF TRANSMITTAL.

     Questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Requests for copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and all other tender offer materials may be directed to the Information Agent as set forth below and will be furnished promptly at the Offeror's expense. The Offeror will not pay fees or commissions to any broker or dealer or any other person for soliciting tenders of Common Shares pursuant to the Offer except as otherwise set forth in the Offer to Purchase. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                      THE DEALER MANAGER FOR THE OFFER IS:

                                   In Canada:
                              SCOTIA CAPITAL INC.
                            Scotia Plaza, 64th Floor
                              40 King Street West
                             Box 4085, Station "A"
                            Toronto, Ontario M5W 2X6
                           Telephone: (416) 945-4599

                    THE INFORMATION AGENT FOR THE OFFER IS:

                        (MacKenzie Partners, Inc. LOGO)

                               105 Madison Avenue
                            New York, New York 10016
                         (212) 929-5500 (Call Collect)
                                       or
                         Call Toll-Free (800) 322-2885
                       Email: proxy@mackenziepartners.com